Exhibit 99

                            GLOBUS GROWTH GROUP, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Globus Growth Group, Inc. (the "Company") on Form 10-K for the period ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen E. Globus, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                  By: /s/ Stephen E. Globus
                                                      Stephen E. Globus
                                                      Chief Executive Officer
June 12, 2003

A signed original of this written statement required by Section 906 has been provided to Globus Growth Group, Inc. and will be retained by Globus Growth Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            GLOBUS GROWTH GROUP, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Globus Growth Group, Inc. (the "Company") on Form 10-K for the period ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lisa Vislocky, the Principal Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                            By:  /s/ Lisa Vislocky
                                                 Lisa Vislocky
                                                 Principal Accounting Officer
June 12, 2003

A signed original of this written statement required by Section 906 has been provided to Globus Growth Group, Inc. and will be retained by Globus Growth Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.